THIRD QUARTER 2011 EARNINGS CALL PRESENTATION OCTOBER 28, 2011 Exhibit 99.1

Related to Forward-Looking Statements
Certain items in this presentation and in today’s discussion, including matters relating to revenue, net income, Adjusted
EBITDA, cash earnings, cash earnings per diluted share and percentages or calculations using these measures, acquisitions, capital structure or growth rates and other financial measurements and non-financial statements in future periods, constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These
forward-looking statements are based on management's current views with respect to future results and are subject to risks and uncertainties. These statements are not guarantees of future performance. Actual results may differ materially from those contemplated by forward-looking statements. National Financial Partners Corp. (“NFP” or the “Company”) refers you to its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2010, filed on February 10,
2011, for additional discussion of these risks and uncertainties as well as a cautionary statement regarding forward-looking statements. Forward-looking statements made during this presentation speak only as of today's date. NFP expressly disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Related to Non-GAAP Financial Information
The Company analyzes its performance using historical and forward-looking non-GAAP financial measures called cash earnings, cash earnings per diluted share, Adjusted EBITDA, adjusted income before management fees, management fees (excluding the accelerated vesting of certain RSUs), and percentages or calculations using these measures. The Company believes these non-
GAAP financial measures provide additional meaningful methods of evaluating certain aspects of the Company’s operating performance from period to period on a basis that may not be otherwise apparent under GAAP. Cash earnings is defined as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items. Cash earnings per diluted share is calculated by dividing cash earnings by the number of weighted average diluted shares outstanding for the period indicated. Cash earnings and cash earnings per diluted share should not be viewed as substitutes for net income and net income per diluted share, respectively. Adjusted EBITDA is defined as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations. Adjusted EBITDA should not be viewed as a substitute for net income. Adjusted income before management fees is defined as income before management fees excluding corporate income.
Adjusted income before management fees should not be viewed as a substitute for income from operations. Management fees
(excluding accelerated vesting of certain RSUs) shows management fees without the one-time impact of the accelerated vesting of certain RSUs on September 17, 2010. Management fees (excluding the accelerated vesting of certain RSUs) should not be viewed as a substitute for management fees. A reconciliation of these non-GAAP financial measures to their GAAP counterparts for the periods presented herein is provided in the Company’s quarterly financial supplement for the period ended September 30,
2011, which is available on the Investor Relations section of the Company’s Web site at www.nfp.com.

Reconciliation: Net Income to Cash Earnings
($ in thousands, except per share data)
Q3 2011 Q3 2010 YTD 2011 YTD 2010
GAAP net income $  9,321 $  8,230 $ 25,687 $ 27,289
Amortization of intangibles 8,348 8,258 24,207 24,802
Depreciation 3,126 3,017 9,240 9,028
Impairment of goodwill and intangible assets 2,466 - 3,386 2,901
Tax benefit of impairment of goodwill and intangible assets (975) (102) (1,339) (1,132)
Non-cash interest, net of tax 664 588 1,932 4,292
Accelerated vesting of certain RSUs, net of tax - 8,174 - 8,174
Gain on early extinguishment of debt, net of tax - (5,914) - (5,914)
Change in estimated acquisition earn-out, net of tax 32 - 32 -
Cash earnings (1) $ 22,982 $ 22,251 $ 63,145       $ 69,440
GAAP net income per share - diluted $    0.21 $    0.19 $     0.58 $    0.62
Amortization of intangibles 0.19 0.19 0.55 0.57
Depreciation 0.07 0.07 0.21 0.21
Impairment of goodwill and intangible assets 0.06   - 0.08 0.07
Tax benefit of impairment of goodwill and intangible assets (0.02)   - (0.03) (0.03)
Non-cash interest, net of tax 0.02 0.01 0.04 0.10
Accelerated vesting of certain RSUs, net of tax - 0.18 - 0.19
Gain on early extinguishment of debt, net of tax - (0.13) - (0.13)
Change in estimated acquisition earn-out, net of tax - - - -
Cash earnings per share - diluted (2) $    0.53 $    0.50 $    1.42 $    1.58
Cash earnings is a non-GAAP financial measure, which the Company defines as net income excluding amortization of intangibles, depreciation, the after-tax impact of the impairment of goodwill and intangible assets, the after-tax impact of non-cash interest expense and the after-tax impact of certain non-recurring items.
The sum of the per-share components of cash earnings per share - diluted may not agree to cash earnings per share - diluted due to rounding.
(1)
(2)

Reconciliation: Net Income to
Adjusted EBITDA
Corporate Individual Advisor
(in thousands) Client Group Client Group Services Group Consolidated
For the nine months ended September 30, 2011
GAAP net income 25,687 $
Income tax expense 20,328
Interest income (2,600)
Interest expense 11,751
Gain on early extinguishment of debt -
Other, net (5,818)
Income from operations 34,388 $              7,850 $                7,110 $                49,348 $
Amortization of intangibles 15,901                 8,306                   -                             24,207
Depreciation 4,602                   3,209                   1,429                   9,240
Impairment of goodwill and intangible assets -                             3,386                   -                             3,386
(Gain) loss on sale of businesses, net (47)                         100                        -                             53
Accelerated vesting of certain RSUs -                             -                             -                             -
Change in estimated acquisition earn-out payables 53                          -                             -                             53
Adjusted EBITDA
(1)
54,897 $              22,851 $              8,539 $                86,287 $
For the nine months ended September 30, 2010
GAAP net income 27,289 $
Income tax expense 16,739
Interest income (2,645)
Interest expense 14,449
Gain on early extinguishment of debt (9,711)
Other, net (5,516)
Income from operations 30,035 $              6,013 $                4,557 $                40,605 $
Amortization of intangibles 16,003                 8,799                   -                             24,802
Depreciation 4,674                   3,345                   1,009                   9,028
Impairment of goodwill and intangible assets 1,931                   970                        -                             2,901
(Gain) loss on sale of businesses, net (8,287)                  (1,734)                  -                             (10,021)
Accelerated vesting of certain RSUs 7,394                   6,001                   -                             13,395
Change in estimated acquisition earn-out payables -                             -                             -                             -
Adjusted EBITDA
(1)
51,750 $              23,394 $              5,566 $                80,710 $
(1)
Adjusted EBITDA is a non-GAAP financial measure, which the Company defines as net income excluding income tax expense, interest income, interest expense, gain on early extinguishment of debt, other, net, amortization of intangibles, depreciation, impairment of goodwill and intangible assets, (gain) loss on sale of businesses, the pre-tax impact of the accelerated vesting of certain RSUs and any change in estimated contingent consideration amounts recorded in accordance with purchase accounting that have been subsequently adjusted and recorded in the consolidated statement of operations.
The reconciliation of Adjusted EBITDA per reportable segment does not include the following items, which are not allocated to any of the Company’s reportable segments:
income tax expense, interest income, interest expense, gain on early extinguishment of debt and other, net. These items are included in the reconciliation of Adjusted
EBITDA to net income on a consolidated basis.
For a reconciliation of Adjusted EBITDA per reportable segment for the three months ended September 30, 2010, December 31, 2010, June 30, 2011 and September 30,
2011, please see the Company’s quarterly financial supplement for the period ended September 30, 2011 which is available on the Investor Relations section of the
Company’s Web site at www.nfp.com.

JESSICA BIBLIOWICZ Chairman, President & Chief Executive Officer

3Q11 Highlights
Organic revenue growth +3.3%
Positive contributions from
– Corporate Client Group +5.3%
– Advisor Services Group +19.7%
Adjusted EBITDA grew 20%; margin expansion
Strategy to continue to further diversify product & service offerings throughout NFP
Continue to build pipeline for acquisitions and sub-acquisitions
Executing on balanced capital allocation strategy
Strategic acquisitions and sub-acquisitions
– Approximately $49 million cash consideration YTD
$50 million stock repurchase plan
– $28.6 million repurchased as of September 30, 2011
– $21.4 million remaining authorization, as of September 30, 2011
Reinvestment in existing businesses
Patrick S. Baird, former CEO of AEGON USA, joins NFP’s Board of Directors

Business Segments
Advisor Services Group
Organic revenue growth +19.7%
Individual Client Group
Organic revenue decline -7.8%
Corporate Client Group
Organic revenue growth +5.3%
3Q11 Revenue $251.5 million
$84.8
33.7%
$105.7
42.0%
$61.0
24.3%

Corporate Benefits
Executive Benefits
Property & Casualty
Business Segment
3Q11 Overview & Components of Revenue
Solid performance
FY 2011 expectations for CCG
3% - 4% organic growth
Adjusted EBITDA margins
generally consistent with first nine
months of 2011
Corporate Client Group Individual Client Group Advisor Services Group
Strong performance in wealth
management
FY 2011 expectations for life insurance
Volatility and uncertainty remains
in the market
Weakness in 4Q11 compared to
4Q10
33.7%
Retail Life
Marketing Organization & Wholesale Life
Brokerage
Wealth Management
24.3%
Asset Based Fees & Trails
Commissions & Non-Recurring Fees
Continued strong growth
AUM $9.0 billion, up 1.3% YOY
Strong variable annuity sales
FY 2011 expectations for ASG
(depending on performance of financial
markets)
12% – 14% organic growth
Investments in recruiting and
marketing
Adjusted EBITDA margin about 4.5%
% of ICG
Revenue
% of ASG
Revenue
% of CCG
Revenue
64.9%
35.1%
18.8%
30.6%
50.6%
81.8%
8.8%
* See appendix for historical data for components of CCG revenue
*
42.0%
9.4%

$19.3
$39.6
15.7%
$16.0
6.4%
$105.7
42.0%
Recurring Revenue by Business Segment
3Q11 Revenue $251.5 million
3Q11
Recurring
revenue
64.1%
3Q10
Recurring
revenue
59.1%
1
Recurring revenue refers to revenue that is generally recurring in nature and includes revenue from corporate and executive benefits, investment advisory and asset-based fees and trails.
3Q10 Revenue $237.5 million
Individual Client Group
Corporate Client Group
Advisor Services Group
($ in millions)
8.1%
$77.9
32.8%
$31.7
13.4%
$94.6
39.8%
$14.0
5.9%
$21.4
8.6%
$68.8
27.3%
1

DOUG HAMMOND Chief Operating Officer

NFP™ Benefits Insurance Wealth Management

NFP 360

Steady and recurring business
Navigating challenging economic and
regulatory environment
Diversification of products and
services
Health & Welfare
– Health care reform
Retirement
– Positive market trends
NFP Executive Benefits
– Represents combined
operations of most of our
leading executive benefits
subsidiaries
– Strong, consolidated message
to the marketplace
P&C
– Smooth integration
– Solid pipeline
Integrated CRM solution
Improved analytics
Business collaboration
Life insurance
Challenges and uncertainty
remain in the market
4Q11 financial performance
expected to be weaker than
4Q10
Wealth management
Strong performance continues
AUM $9.0 billion, up 1.3% YOY
Strong variable annuity sales
Growth drivers
New assets
Advisor recruitment
Asset-based fees (due to broader
financial market performance)
Business Segment Performance
Corporate Client Group Individual Client Group Advisor Services Group

DONNA BLANK Chief Financial Officer

3Q11 Consolidated Financial Highlights
$17.2
$20.2
$8.3
$9.3
$1.2
$2.7
3Q10 3Q11
$26.8
$32.2
Individual Client Group
Corporate Client Group
Advisor Services Group
$51.0
$61.0
$94.6
$105.7
$91.9
$84.8
3Q10 3Q11
$237.5
$251.5
($ in millions)
Adjusted EBITDA Margin
3Q10 3Q11
Corporate Client Group 18.2% 19.1%
Individual Client Group 9.1% 10.9%
Advisor Services Group 2.5% 4.5%
Consolidated 11.3% 12.8%
59.1% 64.1%
Recurring
Revenue
1
1
The sum of the components may not agree to total due to rounding.
Revenue growth +6%, Adjusted EBITDA growth +20% and margin expansion
Adjusted EBITDA & Margin Revenue

Management Fees
(excl. accelerated vesting of RSUs in 2010)
as % of Adjusted Income Before Management Fees
Corporate Client Group Individual Client Group
NFP’s priority interest in CCG was 61.7%
as of 9/30/11
NFP’s priority interest in ICG was 46.8%
as of 9/30/11
2010 2010
2011 2011
50.0%
38.8%
43.2%
36.8%
41.2%
42.7%
40.2%
30%
50%
1Q 2Q 3Q 4Q
2010 QTD Mgmt Fees 2010 YTD Mgmt Fees
44.9%
57.6%
52.7%
65.7%
63.2%
58.0%
59.8%
40%
60%
1Q 2Q 3Q 4Q
2010 QTD Mgmt Fees 2010 YTD Mgmt Fees
52.1%
50.6%
52.7%
52.9%
53.2%
45%
60%
1Q 2Q 3Q 4Q
2011 QTD Mgmt Fees 2011 YTD Mgmt Fees
36.6%
42.8%
43.1%
40.9%
39.9%
30%
50%
1Q 2Q 3Q 4Q
2011 QTD Mgmt Fees 2011 YTD Mgmt Fees

Operating Cash Flow
-$44
$47
$36
$32
$71
-$2
$34
$50
$41
$124
$5
$37
$34
$43
$119
-$6
$40
$46
Q1'08 Q2'08 Q3'08 Q4'08 FY'08 Q1'09 Q2'09 Q3'09 Q4'09 FY'09 Q1'10 Q2'10 Q3'10 Q4'10 FY'10 Q1'11 Q2'11 Q3'11
In Q1, larger payments to Principals typically occur as management fee bonuses for prior year performance are paid
(1) Q1 2008 and 12/31/08 YTD acquisitions include $14.4 mm paid in connection with an acquisition which was treated as prepaid management fees.
(2) Sum of the quarters may not agree to the full year total due to rounding.
Quarterly/Annual Operating Cash Flow
($ in millions)
(1)
(2)
(1)

Balanced approach to capital allocation; maintain financial flexibility
Strategic acquisitions and sub-acquisitions
– Approximately $49 million cash consideration YTD
Direct capital return to shareholders – stock buyback
Reinvestment in existing businesses
$50 million NFP stock buyback authorization
Balanced Capital Allocation Strategy
1
Repurchase authorization announced May 2, 2011.
3Q11 Total Program as of
September 30, 2011
# of shares repurchased 1,690,700 2,421,700
Weighted average share price $11.69 $11.79
Total $ amount repurchased (in millions) $19.8 $28.6
$ amount remaining outstanding as of September 30, 2011
(in millions)
$21.4

Appendix

Components of CCG Revenue
¹
Updated to reflect current CCG business lines
1
The sum of the components may not agree to total due to rounding.
2010
2011
1Q10 2Q10 3Q10 4Q10 FY10
Corporate Benefits 82.9% 84.8% 84.6% 81.2% 83.3%
Executive Benefits 11.2% 9.6% 10.6% 14.9% 11.7%
Property & Casualty 6.3% 5.8% 4.9% 4.1% 5.2%
1Q11 2Q11 3Q11
Corporate Benefits 83.0% 83.6% 81.8%
Executive Benefits 10.9% 10.4% 9.4%
Property & Casualty 6.1% 6.0% 8.8%